                                                                    Exhibit 21.1


                                 SUPERVALU INC.
                                  Subsidiaries

                              As of April 19, 2002
       (All are Subsidiary Corporations 100% Owned Directly or Indirectly,
                                Except as Noted)

                                                                                                      PERCENTAGE OF VOTING
                                                               JURISDICTION                            SECURITIES OWNED BY
                                                               OF ORGANIZATION                           IMMEDIATE PARENT
                                                               ---------------                           ----------------
SUPERVALU INC.
   Blaine North 1996 L.L.C.                                   Delaware Limited Liability Company               70%
   Bloomington 1998 L.L.C.                                    Delaware Limited Liability Company               40%
   Burnsville 1998 L.L.C.                                     Delaware Limited Liability Company             77.5%
   Diamond Lake 1994 L.L.C.                                   Delaware Limited Liability Company               25%
   Forest Lake 2000 L.L.C.                                    Delaware Limited Liability Company               65%
   Fridley 1998 L.L.C.                                        Delaware Limited Liability Company             74.5%
   Hastings 2002 L.L.C.                                       Delaware Limited Liability Company             51.0%
   Inver Grove Heights 2001 L.L.C.                            Delaware Limited Liability Company             66.0%
   J. M. Jones Equipment Company                              Delaware                                        100%
   Keltsch Bros., Inc.                                        Indiana                                         100%
   Maplewood East 1996 L.L.C.                                 Delaware Limited Liability Company               70%
   Max Club, Inc.                                             Minnesota                                       100%
   Monticello 1998 L.L.C.                                     Delaware Limited Liability Company               90%
   NAFTA Industries Consolidated, Inc.                        Texas                                            51%
       NAFTA Industries, Ltd.                                 Texas Limited Partnership                        51%
          International Data, LLC                             Indiana Limited Liability Company                50%
   NC&T Supermarkets, Inc.                                    Ohio                                            100%
   Nevada Bond Investment Corp. I                             Nevada                                          100%
   Northfield 2002 L.L.C.                                     Delaware                                         51%
   Planmark Architecture of Oregon, P.C.                      Oregon                                          100%
   Planmark, Inc.                                             Minnesota                                       100%
   Plymouth 1998 L.L.C.                                       Delaware Limited Liability Company             62.5%
   Preferred Products, Inc.                                   Minnesota                                       100%
   Richfood Holdings, Inc.                                    Delaware                                        100%
       Market Funding, Inc.                                   Delaware                                        100%
       Market Transportation Services, Inc.                   Delaware                                        100%
       Penn Perishables, Inc.                                 Virginia                                        100%
       Retail Licensing Corporation                           Delaware                                        100%
       GV Holdings, Inc.                                      Delaware                                        100%
            Great Valu LLC                                    Virginia Limited Liability Company              100%
       Richfood, Inc.                                         Virginia                                        100%
           GWM Holdings, Inc.                                 Virginia                                        100%
           MFFL, Inc.                                         Virginia                                        100%
           Market Brands, Inc.                                Delaware                                        100%
           Market Improvement Corporation                     Virginia                                        100%
           Market Insurance Agency, Inc.                      Virginia                                        100%
           Market Leasing Company                             Virginia                                        100%
           Maryland Retail Services, Inc.                     Virginia                                        100%
           Retail Funding Corporation, Inc.                   Virginia                                        100%
           Rich-Temps, Inc.                                   Virginia                                        100%
       Rotelle, Inc.                                          Pennsylvania                                    100%
            Penn Brands, Inc.                                 Delaware                                        100%
            Rotelle Management, Inc.                          Pennsylvania                                    100%
            Spring House Leasing, Inc.                        Pennsylvania                                    100%
       Super Rite Foods, Inc.                                 Delaware                                        100%
            FF Acquisition LLC                                Virginia Limited Liability Company              100%
            Foodarama Incorporated                            Delaware                                        100%

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
                                                                                                      PERCENTAGE OF VOTING
                                                               JURISDICTION                            SECURITIES OWNED BY
                                                               OF ORGANIZATION                           IMMEDIATE PARENT
                                                               ---------------                           ----------------
                  Foodarama, Inc.                             Maryland                                        100%
                  Foodarama Group, Inc.                       Maryland                                        100%
                     Midway Markets of Delaware, Inc.         Delaware                                        100%
                     Food-A-Rama G.U., Inc.                   Maryland                                        100%
                         Oxon Run, Inc.                                                                       100%
            SRF Subsidiary Corporation                        Delaware                                        100%
               Richfood Procurement LLC                       Virginia Limited Liability Company              100%
       Dart Group Corporation                                 Delaware                                        100%
            Bridgeview Warehouse LLC                          Delaware Limited Liability Company              100%
            75th Avenue Headquarters LLC                      Delaware Limited Liability Company              100%
            Cabot Morgan Real Estate Company                  Delaware                                        100%
            Dart Group Financial Corporation                  Delaware                                        100%
            Discount Books East, Inc.                         Delaware                                        100%
            Pennsy Warehouse Leasing Corporation              Delaware                                        100%
            Pennsy Drive Warehouses LLC                       Delaware                                        100%
            California Ontario Warehouse LLC                  Delaware Limited Liability Company              100%
            SFW Holding Corp.                                 Delaware                                        100%
                 Shoppers Food Warehouse Corporation          Delaware                                        100%
                       RBC Corporation                        Maryland                                        100%
                       SFW DC Corp.                           District of Columbia                            100%
                       SFW Investment Corporation             Delaware                                        100%
   Risk Planners Agency of Ohio, Inc.                         Ohio                                            100%
   Risk Planners of Mississippi, Inc.                         Mississippi                                     100%
   Risk Planners of Pennsylvania, Inc.                        Pennsylvania                                    100%
   Risk Planners, Inc.                                        Minnesota                                       100%
       Risk Planners of Illinois, Inc.                        Illinois                                        100%
       Risk Planners of Montana, Inc.                         Montana                                         100%
       Risk Planners of Washington, Inc.                      Washington                                      100%
   Shakopee 1997 L.L.C.                                       Delaware Limited Liability Company               25%
   Silver Lake 1996 L.L.C.                                    Delaware Limited Liability Company               51%
   SUPERVALU Finance, Inc.                                    Minnesota                                       100%
   SUPERVALU Management Corp.                                 Delaware                                        100%
   SUPERVALU Pharmacies, Inc.                                 Minnesota                                       100%
   SUPERVALU Receivables, Inc.                                Delaware                                        100%
   SUPERVALU Transportation, Inc.                             Minnesota                                       100%
   SUVACO Insurance International, Ltd.                       Islands of Bermuda                              100%
   Sweet Life Products Co., Inc.                              New York                                         75%
   Valu Ventures, Inc.                                        Minnesota                                       100%
   Valu Ventures 2, Inc.                                      Indiana                                         100%
       SUPERVALU Terre Haute Limited Partnership              Indiana Limited Partnership                     100%
   Western Dairy Distributors, Inc.                           Colorado                                        100%

   Supermarket Operators of America Inc.                      Delaware                                        100%
       Advantage Logistics - Southeast, Inc.                  Alabama                                         100%
       Clyde Evans Markets, Inc.                              Ohio                                            100%
       Scott's Food Stores, Inc.                              Indiana                                         100%
                SV Ventures*                                  Indiana General Partnership                      50%
       SUPERVALU Receivables Funding                          Delaware                                        100%
           Corporation

       SUPERVALU Holdings, Inc.                               Missouri                                        100%
           Advantage Logistics Southwest, Inc.                Arizona                                         100%
           Advantage Logistics - PA LLC                       Pennsylvania                                    100%
           Airway Redevelopment Corporation                   Missouri                                        100%


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
                                                                                                      PERCENTAGE OF VOTING
                                                               JURISDICTION                            SECURITIES OWNED BY
                                                               OF ORGANIZATION                           IMMEDIATE PARENT
                                                               ---------------                           ----------------
           Augsburger's, Inc.                                 Indiana                                         100%
           Butson's Enterprises, Inc.                         New Hampshire                                   100%
                  Butson's Enterprises of
                         Massachusetts, Inc.                  Massachusettts                                  100%
                  Butson's Enterprises of Vermont, Inc.       Vermont                                         100%
                  Keatherly, Inc.                             New Hampshire                                   100%
                  Peoples Market, Incorporated                New Hampshire                                   100%
                  Violette's Supermarkets, Inc.               New Hampshire                                   100%
           East Main Development, Inc.                        Rhode Island                                    100%
           GM Distributing, Inc.                              California                                      100%
           John Alden Industries, Inc.                        Rhode Island                                    100%
           Livonia Holding Company, Inc.                      Michigan                                        100%
                Foodland Distributors                         Michigan General Partnership                     50%
           Mohr Developers, Inc.                              Missouri                                        100%
           Mohr Distributors of Litchfield, Inc.              Illinois                                        100%
           Moran Foods, Inc.                                  Missouri                                        100%
                Save-A-Lot Food Stores, Inc.                  Missouri                                        100%
                Lot 18 Redevelopment Corp.                    Missouri                                        100%
           Rostraver Township L.L.C.                          Pennsylvania                                     85%
                Rostraver Township                            Pennsylvania Limited Partnership                  1%
           Shop `N Save Warehouse Foods, Inc.                 Missouri                                        100%
                 Shop `N Save St. Louis, Inc.                 Missouri                                        100%
                 WSI Satellite, Inc.                          Missouri                                        100%
           SUPERVALU Holdings - PA LLC                        Pennsylvania Limited Liability Company          100%
           SV Markets, Inc.                                   Ohio                                            100%
           SV Ventures*                                       Indiana General Partnership                      50%
           SVH Holding, Inc.                                  Delaware                                        100%
                 SVH Realty, Inc.                             Delaware                                        100%
           Total Insurance Marketing Enterprises, Inc.        Pennsylvania                                    100%
           Ultra Foods, Inc.                                  New Jersey                                      100%
           Verona Road Associates, Inc.                       Pennsylvania                                    100%
           WC&V Supermarkets, Inc.                            Vermont                                         100%
           Wetterau Finance Co.                               Missouri                                        100%
           Wetterau Insurance Co. Ltd.                        Bermuda                                         100%

* SV Ventures is a general partnership between SUPERVALU Holdings, Inc. and Scott's Food Stores, Inc. each of which holds a 50% interest. Both general partners are direct subsidiaries of Supermarket Operators of America, Inc.


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